Exhibit 10.3

CONSENT AND SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS CONSENT AND SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of May 4, 2005 by and among COMSYS SERVICES LLC, a Delaware limited liability company and successor by merger to Venturi Technology Partners, LLC (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation and successor by merger to COMSYS Holding, Inc. (“COMSYS IT”; COMSYS Services and COMSYS IT are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI Corp., a Delaware corporation (“PFI Holdings”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for and on behalf of the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions parties hereto as lenders under the Credit Agreement described below (each individually a “Lender” and collectively the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as administrative agent (in such capacity, the “Administrative Agent”), and HERITAGE BANK, SSB, a Texas-chartered savings bank, as collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, PFI Holdings, the Administrative Agent, the Collateral Agent and each Lender are parties to that certain Term Loan Credit Agreement dated as of September 30, 2004 (as the same has been, here is and hereafter may be further amended, modified, restated or otherwise supplemented and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties that are a party hereto have informed the Agents and the Lenders that Holdings intends to issue shares of common stock of Holdings (the “2005 Equity Issuance”), the Net Cash Proceeds of which shall be used by Holdings to repurchase all of the issued and outstanding “Series A-1 Preferred Stock” (as such term is defined in the Holdings Certificate of Designations), including accrued and unpaid dividends and all fees and expenses incurred in connection with the 2005 Equity Issuance (the “Series A-1 Repurchase”), with all Net Cash Proceeds remaining after the Series A-1 Repurchase (such remaining Net Cash Proceeds are referred to herein as the “Additional Net Cash Proceeds”) being promptly loaned by Holdings to COMSYS IT (the “Holdings Intercompany Loan”) and substantially contemporaneously used by COMSYS IT to prepay a portion of the outstanding principal amount of the Second Lien Term Loan in an amount equal to $25,000,000 (or, in the event the Additional Net Cash Proceeds are less than $25,000,000, such lesser amount) (the “Second Lien Term Loan Prepayment”) and, in the event any excess Additional Net Cash Proceeds remain following the Second Lien Term Loan Prepayment, to pay all accrued and unpaid interest on such prepaid principal and any applicable prepayment premiums associated with such prepayment, and to repay Revolving Loans (as such term is defined in the First Lien Credit Agreement) outstanding under the First Lien Credit Agreement;

WHEREAS, the Credit Parties that are a party hereto have requested, among other things, that the Agents and the Lenders (i) consent to the Series A-1 Repurchase and the Second Lien Term Loan Prepayment and (ii) amend the Credit Agreement as hereinafter set forth; and

WHEREAS, the Administrative Agent, the Collateral Agent and the Lenders agree to accommodate such requests of the Credit Parties, on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is amended as set forth in this Section 2:

(a) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:

“Holdings Intercompany Loan” means an intercompany loan made by Holdings to COMSYS IT with a portion of the Net Cash Proceeds of the 2005 Equity Issuance, which loan shall comply with Section 5.1(j) and be evidenced by a promissory note that has been pledged to the Collateral Agent and delivered to the First Lien Agent as contractual representative for the Collateral Agent pursuant to the Second Lien Intercreditor Agreement (or, following the Discharge of all First Lien Debt, the Collateral Agent) promptly upon the issuance thereof, as security for the Obligations.

“Second Amendment” means that certain Consent and Second Amendment to Term Loan Credit Agreement dated as of May 4, 2005 by and among the Borrowers and certain other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders.

“2005 Equity Issuance” means the issuance by Holdings of shares of common stock of Holdings, the proceeds of which shall be used promptly by Holdings to (i) repurchase all of the issued and outstanding Series A-1 Preferred Stock, and (ii) make the Holdings Intercompany Loan, the proceeds of which shall be used promptly by COMSYS IT to repay a portion of the outstanding principal amount of the Second Lien Term Loan, accrued and unpaid interest on such prepaid portion and any applicable prepayment premiums, and to repay Revolving Loans (as such term is defined in the First Lien Credit Agreement).

(b) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by substituting the definition of the term “Financing Documents” as set forth below in lieu of the current version of such definition contained in Section 1.1 of the Credit Agreement:

“Financing Documents” means this Agreement, the Second Lien Term Notes, the Security Documents, the Information Certificate, the Fee Letter, the Second Lien Intercreditor Agreement, any subordination agreement to be entered into among the Agent, the Borrowers and Holdings in connection with the Holdings

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Intercompany Loan, the First Amendment, the Second Amendment, any fee letter between an Agent and any Borrower relating to the transactions contemplated hereby and all other documents, instruments and agreements contemplated herein or thereby and executed concurrently by a Credit Party with or in favor of an Agent or the Lenders in connection herewith or at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

(c) Section 3.5. Section 3.5(f) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(f) Except as contemplated and permitted by this Agreement, and other than administrative and other ministerial activities related to (i) its investment in COMSYS IT, (ii) the maintenance of its corporate existence, and (iii) the performance of its obligations under the Operative Documents to which it is a party and any other agreement to which it is a party, to the extent not otherwise prohibited by this Agreement, Holdings has no significant assets or liabilities (other than the capital stock of COMSYS IT and the Holdings Intercompany Loan).”

(d) Section 5.1. Section 5.1 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (i) thereof and substituting “; and” therefor and (ii) adding a new clause (j) thereto immediately following clause (i) thereof as follows:

“(j) intercompany Debt of COMSYS IT constituting the Holdings Intercompany Loan, provided, that (i) all interest on such Debt shall be payable in kind (and not in cash), and (ii) such Debt shall be evidenced by a promissory note, all payments under which are subordinated to the prior indefeasible payment in full in cash of the Obligations in manner acceptable to Collateral Agent and which otherwise contains terms reasonably satisfactory to Collateral Agent, the sole originally executed counterpart of which shall be pledged to the Collateral Agent and delivered to the First Lien Agent as contractual representative for the Collateral Agent pursuant to the Second Lien Intercreditor Agreement (or, following the Discharge of all First Lien Debt, the Collateral Agent), as security for the Obligations.”

(e) Section 5.6. Section 5.6 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Section 5.6 Payments and Modifications of Second Lien Debt and Subordinated Debt.

The Credit Parties will not, and will not permit their Subsidiaries to, directly or indirectly:

(a) amend, alter, waive or modify the First Lien Debt Documents, except to the extent permitted pursuant to the Second Lien Intercreditor Agreement; and

(b) declare, pay, make or set aside any amount for any payment in respect of the Holdings Intercompany Loan.”

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(f) Compliance Certificate. Notwithstanding anything to the contrary contained in Exhibit B (Section 7.3) of the Compliance Certificate, solely for purposes of calculating the Total Debt to Adjusted EBITDA Ratio, the intercompany Debt evidenced by the Holdings Intercompany Loan shall not be included in the calculation of Total Debt for any Defined Period.

3. Consent and Waiver. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 4 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement, the other Financing Documents and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document (including, without limitation, Section 2.1(c)(iii), Section 2.1(e), Section 5.4(g) and Section 5.6 of the Credit Agreement), the Agents and the Lenders hereby consent to the Series A-1 Repurchase and the Second Lien Term Loan Prepayment, waive the applicability of Sections 2.1(c)(iii) and 2.1(e) of the Credit Agreement solely with respect to the Net Cash Proceeds of the 2005 Equity Issuance and acknowledge and consent to the waivers and consents provided by the First Lien Lender Parties in Section 3 of the Consent and Third Amendment to Credit Agreement dated of even date herewith by and among the Credit Parties and the First Lien Lender Parties, provided that the effectiveness of such waiver and consents are subject to the following conditions: (i) the Series A-1 Repurchase is consummated solely with Net Cash Proceeds from the 2005 Equity Issuance, (ii) all Additional Net Cash Proceeds shall be promptly loaned by Holdings to COMSYS IT and all or, in the event such Additional Net Cash Proceeds are in excess of $25,000,000, a portion of such Additional Net Cash Proceeds shall be promptly used by COMSYS IT to consummate the Second Lien Term Loan Prepayment, (iii) in the event the Additional Net Cash Proceeds are in excess of $25,000,000, such portion of the Additional Net Cash Proceeds in excess of $25,000,000 shall be applied to pay all accrued and unpaid interest on the principal amount of the Second Lien Term Loan prepaid in connection with the Second Lien Term Loan Prepayment and any applicable prepayment premiums associated with such prepayment and to repay any outstanding Revolving Loans (as such term is defined in the First Lien Credit Agreement) without a permanent reduction of the Revolving Loan Commitment (as such term is defined in the First Lien Credit Agreement), (iv) the Additional Net Cash Proceeds loaned by Holdings to COMSYS IT pursuant to clauses (ii) of this Section 3 shall be evidenced by a promissory note, all payments under which are subordinated to the prior indefeasible payment in full in cash of the Obligations in manner acceptable to Collateral Agent and which otherwise contains terms reasonably satisfactory to the Collateral Agent, the sole originally executed counterpart of which shall be pledged to the Collateral Agent and delivered to the First Lien Agent as contractual representative for the Collateral Agent pursuant to the Second Lien Intercreditor Agreement (or, following the Discharge of all First Lien Debt, the Collateral Agent), as security for the Obligations, and, in connection therewith, Holdings and COMSYS IT shall have entered into a subordination agreement with the Collateral Agent, in form and substance satisfactory to the Collateral Agent, and shall have executed and delivered such other documents as the Collateral Agent may reasonably request to evidence the subordination of the Holdings Intercompany Loan, and (v) the 2005 Equity Issuance shall have occurred on or prior to July 31, 2005.

4. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)	the execution and delivery of this Amendment by each Credit Party that is a party hereto, the Administrative Agent, the Collateral Agent and the Lenders;

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(b)	the delivery to the Administrative Agent of a copy of the fully executed consent and amendment to the First Lien Debt Documents regarding the substance of this Amendment, in form and substance reasonably acceptable to the Administrative Agent, and evidence that all conditions contained in such consent and amendment (other than the effectiveness of this Amendment) have been satisfied; and

(c)	the truth and accuracy of the representations and warranties contained in Section 5 hereof; and

(d)	no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

5. Representations and Warranties. Each Credit Party that is a party hereto hereby represents and warrants to the Agents and each Lender as follows:

(a)	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty (i) relates to a specific date, in which case such representation and warranty shall be true and correct as of such earlier date or (ii) is qualified by materiality or has Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects;

(b)	the execution, delivery and performance by such Credit Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

(c)	this Amendment constitutes the valid and binding obligation of the Credit Parties that are parties hereto, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles;

(d)	no Default or Event of Default exists or will result from consummation of the 2005 Equity Issuance; and

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(e)	the 2005 Equity Issuance is permitted pursuant to all applicable law and all material agreements, documents and instruments to which any Credit Party is a party or by which any of their respective properties or assets are bound.

6. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent, the Collateral Agent and Lenders reserve all rights, privileges and remedies under the Financing Documents. Except as amended or consented to hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

7. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

9. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O FUNDS ADMINISTRATOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

10. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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11. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

12. Reaffirmation. Each of the Credit Parties that is a party hereto, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed, subject to the amendments, consents and waivers set forth herein. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or Lenders or constitute a waiver of any provision of any of the Financing Documents (except as expressly set forth herein) or serve to effect a novation of the Obligations.

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signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS:

COMSYS SERVICES LLC, a Delaware limited liability company, and as successor by merger to Venturi Technology Partners, LLC, as the Funds Administrator and as a Borrower

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, and as successor by merger to COMSYS Holding, Inc., as a Borrower

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

Consent and Second Amendment to Term Loan Credit Agreement

(COMSYS)

OTHER CREDIT PARTIES:

COMSYS IT PARTNERS, INC., a Delaware corporation

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

PFI CORP., a Delaware corporation

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

Consent and Second Amendment to Term Loan Credit Agreement

(COMSYS)

ADMINISTRATIVE AGENT:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent

By:	/s/ Scott E. Gast
Name:	Scott E. Gast
Title:	Vice President

COLLATERAL AGENT:

HERITAGE BANK, a Texas-chartered savings bank, as Collateral Agent

By:	/s/ [ILLEGIBLE]
Name:
Title:

Consent and Second Amendment to Term Loan Credit Agreement

(COMSYS)

LENDERS:

HIGHLAND FLOATING RATE ADVANTAGE FUND, as a Lender

By:	Highland Capital Management, L.P., its Investment Advisor

	By:	/s/ Todd A. Travers
	Name:	Todd A. Travers
	Title:	Assistant Secretary Highland Capital Management, L.P.

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY, as a Lender

By:	Highland Capital Management, L.P., its Investment Advisor

	By:	/s/ Todd A. Travers
	Name:	Todd A. Travers
	Title:	Assistant Secretary Highland Capital Management, L.P.

ELF FUNDING TRUST I, as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer Highland Capital Management, L.P.

BLUE SQUARE FUNDING LIMITED SERIES 3, as a Lender

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

Consent and Second Amendment to Term Loan Credit Agreement

(COMSYS)

LOAN FUNDING IV LLC, as a Lender

By:	Highland Capital Management, L.P.,
as Portfolio Manager

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer Highland Capital Management, L.P.

RESTORATION FUNDING CLO, LTD., as a Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer Highland Capital Management, L.P.

HIGHLAND LOAN FUNDING V LTD., as a Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer Highland Capital Management, L.P.

PAM CAPITAL FUNDING LP, as a Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer Highland Capital Management, L.P.

HIGHLAND LEGACY LIMITED, as a Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer Highland Capital Management, L.P.

Consent and Second Amendment to Term Loan Credit Agreement

(COMSYS)

HIGHLAND OFFSHORE PARTNERS, L.P., as a Lender

By:	Highland Capital Manager, L.P., as General Partner

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer Highland Capital Management, L.P.

LOAN FUNDING VII LLC, as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer Highland Capital Management, L.P.

JZ EQUITY PARTNERS PLC, as a Lender

By:	/s/ David W. Zalaznick
Name:	David W. Zalaznick
Title:	Investment Advisor

GOLDENTREE CAPITAL SOLUTIONS FUND, as a Lender

By:	GoldenTree Asset Management, L.P.

	By:	/s/ Jonathan Ezrow
	Name:	Jonathan Ezrow
	Title:	Partner

GOLDENTREE CAPITAL SOLUTIONS OFFSHORE FUND, as a Lender

By:	GoldenTree Asset Management, L.P.

	By:	/s/ Jonathan Ezrow
	Name:	Jonathan Ezrow
	Title:	Partner

Consent and Second Amendment to Term Loan Credit Agreement

(COMSYS)

ORIX FINANCE CORP I, as a Lender

By:	/s/ Robert Storo
Name:	Robert Storo
Title:	Director

Consent and Second Amendment to Term Loan Credit Agreement

(COMSYS)